Restoring Lives by Advancing Bold Therapies Corporate Presentation, January 2021 © Athira Pharma, Inc. All Rights Reserved. Exhibit 99.1

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Overview of Athira Pharma Pipeline focused on regeneration of neuronal damage in CNS and peripheral diseases to restore function ATH-1017 LEAD INDICATION: Alzheimer’s disease POTENTIAL FOLLOW-ON INDICATIONS: Parkinson’s dementia, ALS, MS, neuropathy, and neuropsychiatric (additional compounds in development) Lead asset ATH-1017 in potentially pivotal Phase 2/3 clinical trial LIFT-AD trial initiated in Sept. 2020 ACT-AD trial initiated in Nov. 2020 Phase 1a/b results Encouraging data in AD subjects (double blind study) Rapid improvement in EEG/ERP P300 latency Supports CNS penetration and target engagement Generally well-tolerated Efficient clinical development strategy Cost and time efficient clinical trials Established regulatory pathway (4 marketed drugs for AD) Designed for faster timeline for data readout 3

Alzheimer’s disease (AD) Parkinson’s disease Dementia (PDD) Multiple Sclerosis (MS) Amyotrophic Lateral Sclerosis (ALS) ATH Compounds Have Therapeutic Potential in a Broad Range of Clinical Applications 4 Neuropathy CNS Degenerative Disorders Peripheral Disorders Neuropsychiatric Indications Depression Schizophrenia ATH

5 Current Development Stage of ATH Compounds and Discovery Research Programs to Improve Neuronal Health (1) RoA: route of administration; SC: subcutaneous; PO: oral. (2) ATH-1017 for AD is moving from Phase 1b to a Phase 2/3 clinical trial that may provide pivotal data in support of registration based on discussions with FDA. (3) We plan to initiate a Phase 2 clinical trial in PDD based on results from Phase 1a and 1b clinical trials in AD with ATH-1017. A second IND for PDD can cross-reference the already active IND for AD. It is not required that we repeat any studies or trials that are applicable across the two indications for the second IND for PDD, including a Phase 1 clinical trial.

*Historically termed Vital neurotrophic factor system Critical to neuron function, learning, and memory Athira’s Target, HGF/MET, is a Vital Neuronal Growth Factor that Promotes Neuronal Health and Regeneration Alleviation of Aβ-induced cognitive impairment Prevention of onset of Parkinson’s disease Prolongs life span in a transgenic mouse model of ALS Improved learning and memory dysfunction of microsphere-embolized rats 6 Hepatocyte* Growth Factor (HGF)/MET Receptor Demonstrated Effects of HGF/MET in Animal Models Stable expression in healthy CNS Neuronal MET expression is reduced in Alzheimer’s Beneficial impacts on multiple systems

Promoting the HGF/MET Neurotrophic System has been Shown to have Multiple Downstream Beneficial Effects 7 NMDA Receptor Acute and Sustained Effects on Synaptic and Network Function     Fast-acting positive modulator Protective and regenerative Procognitive (Symptomatic) EEG biomarker ATH Platform Is Designed to Enhance HGF/MET

Lead Program: ATH-1017 – Dementia 8

ATH-1017 Program Summary 9 In Phase 1a/b trial ATH-1017 was generally well-tolerated with no serious adverse events (SAEs) Data showing ERP P300, a functional measure that is highly correlated with cognition, improved with treatment (p<0.05) Completed nonclinical GLP long term toxicology and safety pharmacology studies; Phase 2/3 trial initiated PK/PD modeling defined active dose range for potentially pivotal LIFT-AD trial and ACT-AD trial (20-90 mg, OD) Initiation of LIFT-AD trial in September 2020 and ACT-AD trial in November 2020

10 Clinical Development Plan Includes Predictive Measures of Cognitive Improvement and Translatable Tools to Guide Dose Selection Pathological changes in P300 latency correlate with cognitive impairment EEG measures electrical activity from firing neurons in the brain QUANTITATIVE EEG (qEEG) EVENT RELATED POTENTIALS (ERP): P300 Latency Translational tool from rodents to humans PK/PD modeling for dose selection Functional measurement for working memory access and executive function Strongly suggestive of memory improvement Noninvasive EEG recordings reflect brain activity and function

P300 Latency as a Functional Measure of Working Memory Processing Speed that Highly Correlates with Cognition 11 Pathological changes in P300 latency correlate with cognitive impairment Recording brain activity while a subject is presented with a task reveals neural activity related to cognitive processing Time to peak positive wave response (following an external stimulus) is ~300 ms Approved therapies have demonstrated parallel improvement in P300 latency and cognition Athira utilized P300 Latency in its ATH-1017 Phase 1 clinical trial as a predictive measure of cognition P300 latency is highly influenced by AD and other dementias

12 Changes in P300 Latency Correlate with Cognitive Outcomes with Treatment of Approved Therapies in AD Subjects Previously published results support the correlation of P300 latency and cognition in AD subjects Donepezil and Rivastigmine Improvement in cognition (ADAS-cog ) is correlated with reduction in P300 latency DONEPEZIL RIVASTIGMINE Note: Results from donepezil and rivastigmine adapted from Thomas et al., 2001.

ERP OBSERVATIONS ERP analysis to date suggests treatment effects on P300 latency 13 Decreased latency on pre-dose recordings (arrows) taken 24 hours after the last dose on the previous day, indicates sustained improvement Phase 1b – AD Subjects ATH-1017 – 40 mg (SC, OD, 8 days, n=7) Gradual decrease in latency over time in the treated group (n=7) ATH-1017 Treatment Improved P300 Latency in AD Subjects-CTAD 2019

P300 Latency: AD Subject ATH-1017 Treated and AD Subject Placebo ATH-1017 Treatment Improved P300 Latency in AD Subjects-CTAD 2019 14 Phase 1b – AD Subjects Group averages of AD subjects receiving ATH-1017 (n=7) demonstrate decreased P300 over time Significant change from baseline observed on Day 8 AD subjects receiving placebo (n=4) had no consistent change from baseline to study end Note: P300 data from FZ, CZ, and PZ electrodes, Data plotted as mean +/- SE.. *p<0.05 with MMRM.

15 Every AD subject receiving ATH-1017 had a level of improvement in P300 latency AD patients receiving placebo had no consistent response from baseline to end of study Phase 1b – AD Subjects P300 Latency: AD Subject ATH-1017 Treated and AD Subject Placebo Note: P300 data from FZ, CZ, and PZ electrodes. ATH-1017 Treatment Improved P300 Latency in AD Subjects-CTAD 2019

16 Previously published results support the correlation of P300 latency and cognition in AD subjects Note: Results from donepezil and rivastigmine adapted from Thomas et al., 2001; results from memantine adapted from Sallach et al., 2011; and results from scopolamine adapted from Potter et al., 2000. Studies Suggest Changes in P300 Latency Have Been Predictive of Changes in Cognition

17 ATH-1017 Phase 2/3 Trial for AD Initiated in Sep-2020 Trial may provide pivotal evidence to support product registration LIFT-AD: N=240-300 mild-to-moderate AD dementia subjects (55-85 years; CDR 1 and 2; MMSE 14-24 incl.) Potential pivotal study design If both key secondaries are positive If key secondaries are positive GST will also be positive GST provides POC data GST a statistical model that combines data from key secondaries

18 ATH-1017 Phase 2 Trial for AD Initiated in Nov-2020 Trial can help strategic decisions around additional clinical trials

19 ATH-1019/20 – Neuropsychiatric Indications

ATH small molecules promote HGF/MET, which has the potential to promote multiple beneficial effects and improve neuronal function Activity can apply to promote nerve cell health in several indications Improvement of neuronal health and function may be relevant to several neuropsychiatric indications 20 ATH Small Molecules Enhance HGF/MET Activity

Rationale for Targeting HGF/MET for Neuropsychiatric Indications 21 Preclinical studies demonstrate enhancing HGF/MET activity has anti-depressant and anxiolytic effects in rodents Isogawa et al., 2005; Wakatsuki et al., 2007 Clinical trials show an association between reduced HGF/MET expression levels and depression/anxiety Russo, 2010; Ciuculete et al., 2019; Ramsey et al., 2016 Neuropsychiatric patients often exhibit worsened P300 latency, a marker of impaired cognitive processing ATH activity has the potential to rescue HGF/MET signaling, promote neuronal health and function, and restore P300 latency and cognitive function

Novel ATH Potential Candidates 22 ATH-1019 and ATH-1020 are in development as potential candidates for neuropsychiatric indications, including depression, anxiety, and potentially schizophrenia Activate HGF/MET Orally bioavailable Distribute to the brain Neuroactive in animal models Procognitive effects in scopolamine-induced amnesia model of dementia in rats Anti-depressant activity in forced swim test in rats Selection of lead candidate and specific indication(s) following further development

Treatment with ATH-1019 and ATH-1020 led to significant improvement from depressive-like behaviors in the rat forced swim model of depression ATH-1019 and ATH-1020 were delivered orally ATH-1019 and ATH-1020 Demonstrated Anti-Depressant Effects in Animal Models *p<0.05 compared to Vehicle * * * *

ATH-1019/20 Potential Product Profile 24 INDICATIONS Neuropsychiatric disorders MOA Small molecule agonist of HGF/MET DELIVERY MODE Oral REGIMEN Targeting once per day

25 Current Development Stage of ATH Compounds and Discovery Research Programs to Improve Neuronal Health (1) RoA: route of administration; SC: subcutaneous; PO: oral. (2) ATH-1017 for AD is moving from Phase 1b to a Phase 2/3 clinical trial that may provide pivotal data in support of registration based on discussions with FDA. (3) We plan to initiate a Phase 2 clinical trial in PDD based on results from Phase 1a and 1b clinical trials in AD with ATH-1017. A second IND for PDD can cross-reference the already active IND for AD. It is not required that we repeat any studies or trials that are applicable across the two indications for the second IND for PDD, including a Phase 1 clinical trial.

© Athira Pharma, Inc. All Rights Reserved. Thank you!

Appendix 27

Randomized, placebo-controlled, double-blinded, single-ascending dose (Part A) and multiple-ascending dose (Part B) (SC, OD) Safety, pharmacokinetics, and pharmacodynamics measures, i.e., qEEG/ERP 28 Phase 1 – Active IND SAD MAD ATH-1017 Phase 1a/b Trial Overview

29 EEG as a Translatable Measure of Functional Recovery in the Brain 29 Noninvasive EEG recordings reflect brain activity and function EEG captures electrical activity in the brain and displays these electrical impulses as waves Gamma waves are the faster, higher frequency waves associated with learning, memory and higher cognitive functions Gamma power is reduced in AD patients A shift from low to high frequency bands is indicative of network recovery Athira utilized qEEG in its ATH-1017 Phase 1 clinical trial as a measure of CNS penetration and target engagement

ATH-1017 Increased the Levels of the High Frequency Gamma Power Across all Treated Cohorts- CTAD 2019

Athira PHARMA

Phase 1a

ATH-1017: single dose EEG, 1-hour post-dose

- Placebo, n=12
- Low doses pooled (2 & 6 mg), n=12
- Mid doses pooled (20 & 40 mg), n=12
- High doses pooled (60 & 90 mg), n=11
- Gamma ↑ at 20, 40, 60, 90 mg (>50%)
  - Dose-dependent increase
  - Statistically significant at 90 mg (n=6)
- Indicate CNS penetration and target engagement

Phase 1b

Phase 1b qEEG in Healthy Elderly and AD Subjects

- Increased gamma power observed in healthy elderly and AD subjects treated with ATH-1017 in the MAD study



0.50 0.59 0.71 0.84 1.00 1.19 1.14 1.68 2.00
Decrease
No Change
Increase



Fold Change from Baseline
Frequency Band
Placebo (n=12)
Low Dose (n=12)
Mid Dose (n=12)
High Dose (n=11)
Gamma 1 (30 - 40 Hz)
Gamma 2 (41 - 58 Hz)



Fold Change from Baseline
Frequency Band
Day 1
Day 4
Day 8
Hour 1 (n=6)
Hour 3 (n=6)
Pre-dose (n=6)
Hour 1 (n=6)
Hour 3 (n=6)
Pre-dose (n=5)
Hour 1 (n=4)
Hour 3 (n=5)
Gamma 1 (30 - 40 Hz)
Gamma 2 (41 - 58 Hz)

Increased gamma power on pre-dose recordings (arrows) taken 24 hours after the last dose on the previous day, indicates sustained improvement

30 © Athira Pharma, Inc. All Rights Reserved.

ATH-1019 Demonstrated Procognitive Activity in Animal Models 31 Oral delivery of ATH-1019 significantly improved performance of rats in the Morris water maze test of spatial memory Scopolamine (SCO) treatment blocks spatial memory formation ATH-1019 treatment reversed the effects of scopolamine, indicating procognitive activity **p<0.01 SCO + ATH-1019 compared to SCO alone **